TOUCHSTONE FUNDS GROUP TRUST

Touchstone Credit Opportunities Fund
(the "Fund")

Supplement dated July 26, 2021 to the current Prospectus and Summary Prospectus for the Fund, as may be amended or supplemented from time to time

Operating Expense Reductions

Effective July 17, 2021, Touchstone Advisors, Inc. agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.03% and 1.43% of average daily net assets for Classes A and C shares, respectively. This contractual expense limitation agreement will be effective through July 29, 2023. Prior to July 17, 2021, the Fund’s contractual expense limitations were 1.08% and 1.83% for Classes A and C shares, respectively.

Accordingly, the Annual Fund Operating Expense table and the Expense Example in the Summary Prospectus and in the summary section of the Prospectus are hereby restated to reflect changes to “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” for Classes A and C shares:

	Class A	Class C
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%
Other Expenses
Dividend and Interest Expenses on Securities Sold Short	0.10%	0.10%
Other Operating Expenses	0.66%	0.91%
Total Other Expenses	0.76%	1.01%
Total Annual Fund Operating Expenses	1.61%	2.61%
Fee Waiver and/or Expense Reimbursement	(0.48)%	(1.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.13%	1.53%
(1)Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.03% and 1.43% of average daily net assets for Classes A and C shares, respectively. This contractual expense limitation will be effective through July 29, 2023, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

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Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after two years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
	Class A	Class C	Class C
1 Year	$436	$256	$156
3 Years	$723	$599	$599
5 Years	$1,082	$1,185	$1,185
10 Years	$2,093	$2,777	$2,777

There are no changes to the current expense limitations for Class Y and Institutional Class shares of the Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TMARX-S4-2107